Exhibit 10.4

CERTIFICATE OF LIMITED PARTNERSHIP
OF
RAND CAPITAL SBIC, L.P.

     The undersigned, desiring to form a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, 6 Delaware Code, Chapter 17, do hereby certify as follows:

  The name of the limited partnership is Rand Capital SBIC, L.P.

  The address of the Partnership's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, County of New Castle. The name of the Partnership's registered agent for service of process in the State of Delaware at such address is The Corporation Trust Company.
  The name and mailing address of the sole general partner is as follows:

NAME	MAILING ADDRESS
Rand Capital Management, LLC	2200 Rand Building Buffalo, NY 14203

     IN WITNESS WHEREOF, the undersigned have executed this Certificate of Limited Partnership of Rand Capital SBIC, L.P., as of January 11, 2002.

By: Rand Capital Management, LLC General Partner

By: /s/ Allen F. Grum, Jr. Allen F. Grum, Jr. Member